                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 4, 2004

                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-23970                      77-0216135
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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                    125 Baylis Road, Melville, New York 11747
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events and Regulation FD Disclosure

     On February 4, 2004,  FalconStor Software,  Inc. (the "Company"), announced that Jacob Ferng had  resigned as Vice  President  and Chief  Financial  Officer effective  February  4,  2004.  Due to family  obligations,  Mr.  Ferng  will be spending  the majority of his time  overseas  and can no longer  devote the time necessary to the Chief  Financial  Officer's  role.  James  Weber,  formerly the
Company's  Corporate  Controller,  has been  promoted to Vice  President,  Chief
Financial Officer and Treasurer to replace Mr. Ferng. Mr. Ferng will remain with the Company and will focus on strategic corporate transactions.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits

          Exhibit Number    Description

          99.1              Press release of the Company dated February 4, 2004.

Item 12.  Results of Operations and Financial Condition

     On February 4, 2004,  the Company   issued a press release  announcing  its
results of operations  for the twelve months and fiscal  quarter ended  December
31, 2003.

     The text of a press  release  issued by the Company is furnished as Exhibit
99.1 and is incorporated herein by reference.

          Exhibit Number    Description

          99.1              Press Release of the Company dated February 4, 2004.

                                    SIGNATURE
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       FALCONSTOR SOFTWARE, INC.

Dated: February 4, 2004                By: /s/ James Weber
                                           -------------------------------------
                                       Name:   James Weber
                                       Title:  Chief Financial Officer and Vice
                                               President

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